Supplemental Financial Report Third Quarter 2018 November 6, 2018 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company’s operating results may differ materially from the pro forma information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017; the fair value of the Company’s investments may be subject to uncertainties; the Company’s use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company’s dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company’s operating performance and return on stockholder’s investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity, yields and/or internal rates of return on investments; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as in the Company’s other filings with the U.S. Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so.

We present Core Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Core Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP. This supplemental financial measure helps us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We also use Core Earnings to determine the incentive fees we pay to our Manager. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, we believe that our investors also use Core Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings is useful to our investors. We define Core Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) depreciation and amortization, (vi) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (vii) one-time events pursuant to changes in U.S. GAAP and (viii) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings. For clauses (vii) and (viii), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings may not be comparable to the Core Earnings reported by other companies. The Company calculates core earnings per share, a non-GAAP financial measure, based on a weighted average (“W.A.”) number of class A and class B-3 common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net lease and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI also reflects actual rents received during the period after adjusting for the effects of straight-line rents and amortization of above- and below- market leases; therefore, a comparison of NOI across periods better reflects the trend in occupancy rates and rental rates of the Company’s properties. NOI and EBITDA exclude historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjust for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. This allows for comparability of operating performance of the Company’s properties period over period. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. Important Note Regarding Non-GAAP Financial Measures and definitions

The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present Return on Equity (“ROE”), which is a supplemental financial measure that represents the initial net investment-level earnings generated by an investment expressed as a percentage of the net equity capital invested. The Company calculates net investment-level earnings for investments in loans and CRE debt securities as the sum of the stated cash coupon income and any non-cash income (such as payment in-kind income and amortization/accretion of purchase discounts and origination, extension and exit fees) less investment-level financing costs. For investments in net lease real estate, the Company calculates net investment-level earnings by subtracting investment-level financing costs from net operating income. Net equity capital invested is calculated by taking the gross initial invested capital less any financing. With respect to certain loans and investment-level financing, the Company assumes the one-month USD LIBOR as of September 30, 2018 when calculating ROE. The Company’s ROE calculation relies on a number of assumptions and estimates that are subject to change, some of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations. As such, there can be no assurance that the actual ROE will be equivalent to the estimated ROE. In addition, the Company’s methodology for calculating ROE may differ from methodologies employed by other companies to calculate the same or similar supplemental financial measures, and accordingly, the presented ROE may not be comparable to the ROE reported by other companies. We present Internal Rate of Return (“IRR”), which is a supplemental financial measure that represents the rate of return of an investment over a specific holding period expressed as a percentage of the net equity capital invested. It is the discount rate that makes net present value of all cash outflows equal to the net present value of cash inflows. The weighted average underwritten IRR reflects the returns underwritten and relies on a number of assumptions and estimates that are subject to change. Such assumptions and estimates around hold period, prepayments or defaults, cost of borrowing, cap rates, rent increases, operating costs, and exit assumptions, among many others, may be outside of the control of the Company.  With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial future fundings for the total loan commitment and associated loan repayments. In addition, the Company’s methodology for calculating IRR involves subjective judgement and discretion and may differ from methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. Actual results may differ materially from the Company’s expectations. As such, there can be no assurance that the actual weighted average IRRs will be equivalent to the underwritten weighted average IRRs presented. Important Note Regarding Non-GAAP Financial Measures and definitions (cont’d)

Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate” or the “Company”) currently holds investment interests through the following four reportable segments, which are based on how management reviews and manages its business: Loan Portfolio As of September 30, 2018, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of our Sponsor (Colony Capital, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile Mezzanine loans include other subordinated loans Preferred equity balances include related equity participation interests CRE Debt Securities As of September 30, 2018, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Lease Real Estate (or “Net Lease”) As of September 30, 2018, the Company’s Net Lease investments included direct investments in commercial real estate with long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. Other As of September 30, 2018, the Company’s Other assets included direct investments in non-core operating real estate equity, real estate acquired in settlement of loans and investments in real estate private equity interests (“Private Equity Interests” or “PE Interests”). Notes regarding reportable segments

Table of contents Business Developments & Portfolio Highlights Loan Portfolio CRE Debt Securities Net Lease Real Estate Other Assets -Other Real Estate Equity -Private Equity Interests Capitalization Appendix Page 7 9 11 12 13 15 18

I. Business Developments & Highlights Business & Financial Third quarter 2018 GAAP net loss attributable to common stockholders of $52.7 million, or $0.42 per diluted share and core earnings of $38.8 million, or $0.30 per diluted share. Excluding a $6.9 million loss related to mark-to-market adjustments on real estate private equity investments, core earnings of $45.7 million, or $0.35 per diluted share(1) Undepreciated book value of $3.0 billion, or $23.18 per diluted share, as of September 30, 2018 Declared and paid a monthly cash dividend of $0.145 per share of class A and class B-3 common stock for July, August and September. The dividend represents an annualized dividend of $1.74 per share of common stock, equating to an 8.2% annualized dividend yield based on the $21.18 closing price on November 2, 2018 Subsequent to quarter end, the Company’s Board of Directors declared a monthly cash dividend of $0.145 per share of class A and class B-3 common stock for October and November During the third quarter 2018, the progress of discussions with a borrower on certain NY hospitality loans led the Company to explore additional options for a potential resolution, including a recapitalization and earlier than expected receipt and sale of collateral. Based upon these new developments, the Company recorded a $35 million provision for loan loss Recorded an impairment on real estate held for investment of $25 million at CLNC ownership share for three properties, resulting from changes during the quarter, including a reduction in the estimated holding period and tenant vacancy Capitalization & Liquidity Investment Activity During the third quarter 2018, allocated and initially funded $841 million and $810 million of capital, respectively. This includes two European investments including the purchase of a triple net leased office campus and a senior loan investment in a core-office development project Subsequent to quarter end, allocated and initially funded an additional $620 million and $356 million of capital, respectively, through closed deals or deals in advanced stages of execution. This includes a third European senior loan investment in a mixed-use development project Year-to-date, allocated approximately $2.2 billion of total capital through closed deals or deals in advanced stages of execution, with an expected weighted average return on equity and total internal rate of return of approximately 12% and 16%, respectively Subsequent to quarter end, sold largest non-core owned real estate multi-tenant office portfolio by book value for a total sales price of $177 million Excess borrowing capacity under master repurchase facilities of approximately $1.2 billion as of November 2, 2018 As of November 2, 2018, total corporate liquidity of approximately $189 million through cash-on-hand and availability under the corporate revolving credit facility See footnotes in the appendix

I. Portfolio highlights Geography(9) Overview Property type(9) ($ in thousands, unless otherwise stated; as of September 30, 2018; at CLNC share) See footnotes in the appendix $5.2 Billion Total Investment-Level Assets(2) $3.0 Billion Total Book Equity Value(1) $5.5 Billion Total At-Share Assets(1) Non-core assets

II. Loan portfolio Highlights Fixed vs. Floating(7) Overview Investment type(7) (As of September 30, 2018; at CLNC share) See footnotes in the appendix $2.5 billion Total loan portfolio(1)(2) 78 Total number of investments $32 million Average loan size 2.3 years W.A. remaining term(3) 3.8 years W.A. extended remaining term(4) 7.8% W.A. unlevered all-in yield(2)(5) ~11% Illustrative W.A. levered yield(6) A 50 basis point increase in LIBOR would increase illustrative W.A. levered yield by ~18 basis points 93% of senior loans are floating rate

II. Loan portfolio overview Property type(8) Geography(8) ($ in thousands; as of September 30, 2018; at CLNC share) See footnotes in the appendix

III. CRE Debt securities ($ in thousands; as of September 30, 2018; at CLNC share) % of portfolio CRE debt securities by vintage(5) See footnotes in the appendix Vintage year

IV. Net lease real estate Property type(6) ($ and square feet in thousands; as of September 30, 2018, unless otherwise stated; at CLNC share) Geography(6) W.A. remaining lease term(5)(6) See footnotes in the appendix

V. Other real estate Equity Property type(6) ($ and square feet in thousands; as of September 30, 2018, unless otherwise stated; at CLNC share) See footnotes in the appendix Geography(6) W.A. remaining lease term(5)(6) *At the end of the third quarter 2018, the Company took receipt of collateral on one hotel loan with an undepreciated carrying value of $42 million as of September 30, 2018. As a result of the timing of the close, Q3 2018 NOI/EBITDA excludes the financial results related to this investment

V. Private equity interests Investment type(5) Geography(5) (As of September 30, 2018, unless otherwise stated; at CLNC share) See footnotes in the appendix Overview $210 million Carrying value(1) 4% % of total investment portfolio(2) 107 Total number of funds 83% Carrying value as a % of underlying General Partner NAV(3) 1.4 years W.A. remaining life(4)

VI. Capitalization Highlights (As of September 30, 2018, unless otherwise stated; at CLNC share) See footnotes in the appendix Overview $5.3 billion Total capitalization (excluding cash) $2.3 billion Total outstanding debt(1) $150 million Corporate revolving credit facility availability As of November 2, 2018 $1.2 billion Master repurchase facilities availability As of November 2, 2018 0.8x Net debt-to-equity ratio(2) 4.44% Blended cost of financing(3) Capital structure(4) Total capitalization $5.3 billion

VI. Capitalization overview ($ in thousands; as of September 30, 2018) See footnotes in the appendix

VI. Interest Rate sensitivity (As of September 30, 2018) CLNC’s loan portfolio benefits from a rising rate environment Approximately 93% of senior mortgage loans are floating rate Approximately 69% of the total loan portfolio is floating rate A 100 basis point increase in one-month USD LIBOR would increase our annual net interest income by $7.1 million (or $0.05 per diluted share) on the loan portfolio Change in one-month USD LIBOR 0.50% 1.00% 1.50% 2.00% $ in millions ($0.03 per share) ($0.05 per share) ($0.08 per share) ($0.11 per share) Net interest income sensitivity to LIBOR increases(1)(2) See footnotes in the appendix

VII. Appendix

VII. Important note regarding financial statements Colony Credit Real Estate was formed on January 31, 2018, through the combination of a select commercial real estate debt and credit real estate portfolio of Colony Capital, Inc. (“Colony Capital Investment Entities”) with substantially all of the assets and liabilities of NorthStar Real Estate Income Trust, Inc. and all of the assets and liabilities of NorthStar Real Estate Income II, Inc. For the period ending and prior to December 31, 2017, the following financial statements represent only the results of operations for the Colony Capital Investment Entities, as the accounting acquirer, on a stand-alone basis. As a result, comparisons of the Company’s period to period accompanying consolidated financial information may not be meaningful.

VII. Appendix – Consolidated Balance sheet (In thousands, except share and per share data; as of September 30, 2018)

VII. Appendix – Consolidated Statements of operations (In thousands, except per share data; as of September 30, 2018) (Unaudited)

VII. Appendix – Outstanding common shares and Op units

VII. Appendix – reconciliation of gaap to non-gaap financial information ($ and shares in thousands, except per share data; as of September 30, 2018) (Unaudited) See footnotes in the appendix Reconciliation of GAAP total assets to CLNC share of total assets Reconciliation of GAAP book value to undepreciated book value

VII. Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) ($ and shares in thousands, except per share data; as of September 30, 2018) (Unaudited) See footnotes in the appendix Reconciliation of GAAP net loss to core earnings Reconciliation of GAAP net loss to NOI/EBITDA

VII. Appendix – Footnotes Page 7 The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the third quarter 2018, the weighted average number of common shares and OP units was approximately 131.0 million Page 8 Represents total assets and book equity value at CLNC share as of September 30, 2018. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities Represents carrying values at CLNC share as of September 30, 2018 Mezzanine loans are net of $35.1 million of allowances for loan losses Preferred equity balances include $57.0 million of carrying value at CLNC share related to equity participation interests Includes securitization assets which are presented net of the impact from consolidation Net lease and other real estate equity includes deferred leasing costs and intangible assets Net lease real estate is net of $7.1 million impairment Other owned real estate is net of $17.8 million impairment and consists of multi-tenant office, multifamily residential and hotel assets Based on carrying values at CLNC share as of September 30, 2018 and excludes CMBS, mortgage loans held in securitization trusts and private equity interests Other includes: (i) manufactured housing communities, (ii) commercial and residential development and predevelopment and (iii) and mixed-use assets Other includes one collateral asset based in Latin America Page 9 Represents carrying values, net of $35.1 million of allowance for loan losses, at CLNC share as of September 30, 2018 Carrying value at CLNC share includes $226.1 million related to NY hospitality loans on non-accrual status; interest income is recognized on a cash basis. During the third quarter 2018, the Company received and recognized $1.5 million in interest income on the NY hospitality loans which was not included in the W.A. unlevered all-in yield calculation Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2018 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2018 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2018 for W.A. calculations Illustrative W.A. levered yield represents investment net interest income from the senior loan portfolio utilizing leverage of 75% at L+ 2.25% and unlevered interest income from mezzanine and preferred equity investments, divided by the implied net carrying value (carrying value less assumed leverage) at CLNC share as of September 30, 2018 Based on carrying values at CLNC share as of September 30, 2018 Page 10 Represents carrying values at CLNC share as of September 30, 2018 Carrying value at CLNC share includes $226.1 million related to NY hospitality loans on non-accrual status; interest income is recognized on a cash basis. During the third quarter 2018, the Company received and recognized $1.5 million in interest income on the NY hospitality loans which was not included in the W.A. unlevered all-in yield calculation In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2018 for W.A. calculations Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2018 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2018 Mezzanine loans are net of $35.1 million of allowance for loan losses Preferred equity balances include $57.0 million of carrying value at CLNC share related to equity participation interests Based on carrying values at CLNC share as of September 30, 2018 Other includes: (i) manufactured housing communities, (ii) commercial and residential development and predevelopment and (iii) mixed-use assets Other includes one collateral asset based in Latin America

ColonyCredit REAL ESTATE

VII. APPENDIX – FOOTNOTES (CONT'D)

Page 11

1. Represents principal amounts and carrying values at CLNC share as of September 30, 2018; at CLNC share values for securitization assets are presented net of the impact from consolidation
2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non-rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of September 30, 2018
3. W.A. calculation based on carrying value at CLNC share as of September 30, 2018
4. Investment count represents total number of tranches acquired; three total "B-piece" transactions
5. Based on carrying values at CLNC share as of September 30, 2018

Page 12

1. Represents undepreciated carrying value and carrying value, net of $7.1 million impairment, at CLNC share as of September 30, 2018
2. Represents reported NOI for the third quarter 2018 at CLNC share
3. Annualized NOI is calculated by annualizing reported NOI after adjusting for the impact of two net lease acquisitions closed during the quarter
4. Represents the percent leased as of September 30, 2018 and is weighted by undepreciated carrying value at CLNC share
5. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2018 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share
6. Based on undepreciated carrying values at CLNC share

Page 13

1. Represents undepreciated carrying value and carrying value, net of $17.8 million impairment, at CLNC share as of September 30, 2018
2. Represents reported NOI/EBITDA for the third quarter 2018 at CLNC share
3. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA after adjusting for the impact of taking receipt of collateral on one hotel loan during the quarter
4. Represents the percent leased as of September 30, 2018 except for hotel assets which reflects the average occupancy for the third quarter 2018. W.A. calculation based on undepreciated carrying value at CLNC share
5. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2018 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share. Includes office properties only
6. Based on undepreciated carrying values at CLNC share

Page 14

1. Represents carrying value at CLNC share as of September 30, 2018
2. Based on total investment-level assets at CLNC share as of September 30, 2018
3. Based on adjusted general partner ("GP") net asset value ("NAV") as of June 30, 2018, adjusted for Q3 2018 capital contributions and distributions
4. Represents the expected W.A. remaining life based on carrying values at CLNC share as of September 30, 2018
5. Based on the underlying fund interests in private equity investments by investment type and geographic location based on GP NAV as of June 30, 2018
6. Primarily includes leisure, self-storage, financial services and healthcare

Page 15

1. Represents unpaid principal balance at CLNC share as of September 30, 2018
2. Represents CLNC's share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC's share divided by total stockholders' equity as of September 30, 2018; stockholders' equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities
3. Assumes the applicable floating benchmark rate as of September 30, 2018 for W.A. calculations and is weighted on unpaid principal balance at CLNC share as of September 30, 2018
4. Debt based on unpaid principal balance at CLNC share as of September 30, 2018
5. Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities

26

VII. Appendix – Footnotes (cont’d) Page 16 Subject to customary non-recourse carve-outs W.A. calculation based on outstanding debt at CLNC share as of September 30, 2018 Represents unpaid principal balance at CLNC share as of September 30, 2018 Page 17 Represents the impact on net interest income assuming changes in one month USD LIBOR for the loan portfolio only Per share data based on common shares and OP units outstanding as of September 30, 2018 Page 23 Represents interests in assets held by third party partners Assets at CLNC share represents the proportionate share attributed to CLNC based on CLNC’s ownership by asset Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes The Company calculates undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of September 30, 2018, the total number of common shares and OP units outstanding was approximately 131.0 million Page 24 Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the third quarter 2018, the weighted average number of common shares and OP units was approximately 131.0 million

Company Website: www.clncredit.com VII. Company information Colony Credit Real Estate, Inc. (NYSE: CLNC) is one of the largest publicly traded commercial real estate credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE senior mortgage loans, mezzanine loans, preferred equity, debt securities and net leased properties predominantly in the United States. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation that intends to elect to be taxed as a REIT for U.S. federal income tax purposes for its taxable year ending December 31, 2018. For additional information regarding the Company and its management and business, please refer to www.clncredit.com. Analyst Coverage: Raymond James Stephen Laws 901-579-4868 Headquarters: Los Angeles 515 South Flower Street 44th Floor Los Angeles, CA 90071 310-282-8220 New York 590 Madison Avenue 34th Floor New York, NY 10022 212-547-2600 Investor Relations: ADDO Investor Relations Lasse Glassen 310-829-5400 lglassen@addoir.com Press & Media: Owen Blicksilver P.R., Inc. Caroline Luz 203-656-2829 caroline@blicksilverpr.com Stock & Transfer Agent: American Stock & Transfer Trust Company (AST) 866-751-6317 help@astfinancial.com NYSE Ticker: CLNC Shareholder information